EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of The McClatchy Company (the “Company”) on Form 10-Q for the fiscal period ended July 1, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. Elaine Lintecum, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 9, 2018	/s/ R. Elaine Lintecum
R. Elaine Lintecum
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to The McClatchy Company and will be retained by The McClatchy Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certificate is being furnished to the Securities and Exchange Commission as an exhibit to the Form 10-Q and shall not be considered filed as part of the Form 10-Q.